Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
13.	INCOME TAXES

Cayman Islands and BVI

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Subsidiaries in Hong Kong are subject to Hong Kong Profits Tax rate at 16.5%. They may be exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Japan

As a result of the Japanese tax regulations amendments, the effective income tax rate are approximately 33%, 32% and 31% for the years ended December 31, 2016, 2017 and 2018, respectively.

China

Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%. Preferential EIT rates at 15% and 10% are available for qualified “High and New Technology Enterprises” (“HNTEs”) and “Key Software Enterprise” (“KSE”), respectively. The HNTE certificate is effective for a period of three years and the KSE is subject to relevant governmental authorities’ annual assessment based on self-assessment supporting documents filed with the tax authorities each year.

Baidu Online, Baidu China and Baidu International enjoyed a reduced tax rate of 10% as qualified KSEs in 2016 and 2017. Certain other PRC subsidiaries and VIEs, including Baidu Netcom, are qualified HNTEs and enjoy a reduced tax rate of 15% for the years presented, which will expire in 2019, 2020 and 2021. An entity must file required supporting documents with the tax authorities before using the preferential rates. Whether the entity is entitled to enjoy a preferential rate as a KSE is subject to relevant governmental authorities’ assessment each year. An entity could re-apply for the HNTE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired.

A certificate for the current year might be obtained in the following year as a result of the stringent inspection and approval process by the governmental authorities. The Company would record an income tax reversal in the year when the certificate is obtained for the over-paid or over-accrued provisional tax in connection with the grant of a more favorable tax rate for the prior year.

Under the current EIT Law, dividends for earnings derived from January 1, 2008 and onwards paid by PRC entities to any of their foreign non-resident enterprise investors are subject to a 10% withholding tax. A lower tax rate will be applied if tax treaty or arrangement benefits are available. Under the tax arrangement between the PRC and Hong Kong, the reduced withholding tax rate for dividends paid by PRC entities is 5% provided the Hong Kong investors meet the requirements as stipulated by relevant PRC tax regulations, such as the beneficiary owner test. Capital gains derived from PRC are also subject to a 10% PRC withholding tax.

Income (loss) before income taxes consists of:

	For the years ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
	(In millions)
PRC	18,194	22,088	23,524	3,421
Non-PRC	(3,685)	(805)	3,801	553

	14,509	21,283	27,325	3,974

Except for the investment related gain recognized, the pre-tax losses from non-PRC operations consist primarily of operating costs, administration expenses, interest expenses and share-based compensation expenses.

Income taxes consist of:

	For the years ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
	(In millions)
Current income tax	3,462	4,224	6,184	900
Income tax refund due to reduced tax rate	(535)	(473)	(680)	(99)
Adjustments of deferred tax assets due to change in tax rates	(13)	7	—	—
Deferred income tax benefit	(1)	(763)	(761)	(111)

	2,913	2,995	4,743	690

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax income is as follows:

	For the years ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
	(In millions, except for per share data)
Expected taxation at PRC statutory tax rate	3,627	5,321	6,831	994
Effect of differing tax rates in different jurisdictions	736	854	493	72
Non-taxable income	(73)	(913)	(1,555)	(226)
Non-deductible expenses	115	653	935	136
Research and development super-deduction	(726)	(905)	(1,047)	(152)
Effect of PRC preferential tax rates and tax holiday	(1,851)	(2,095)	(2,250)	(327)
Effect of tax rate changes on deferred taxes	(13)	7	—	—
Over-accrued EIT for previous years	(520)	(579)	(616)	(90)
PRC withholding tax	283	101	553	80
Addition to valuation allowance	1,335	551	1,399	203

Taxation for the year	2,913	2,995	4,743	690

Effective tax rate	20%	14%	17%	17%

Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share	53.41	60.33	64.47	9.38

The tax effects of temporary differences that gave rise to the deferred tax balances at December 31, 2017 and 2018 are as follows:

	As of December 31,
	2017	2018	2018
	RMB	RMB	US$
	(In millions)
Deferred tax assets:
Provision for doubtful receivables	287	252	37
Accrued expenses, payroll and others	2,849	4,284	622
Fixed assets depreciation	53	60	9
Net operating loss carry-forward	1,061	1,609	234
Less: valuation allowance	(2,718)	(3,881)	(564)

Deferred tax assets, net	1,532	2,324	338

	As of December 31,
	2017	2018	2018
	RMB	RMB	US$
	(In millions)
Deferred tax liabilities:
Long-lived assets arising from acquisitions	133	360	52
Withholding tax on PRC subsidiaries’ undistributed earnings	586	619	90
Tax on capital gains	2,460	2,778	404
Other	196	342	50

	3,375	4,099	596

As of December 31, 2018, the Company had tax losses of approximately RMB9.5 billion (US$1.4 billion) deriving from entities in the PRC, Hong Kong and Japan. The tax losses in Japan can be carried forward for nine years to offset future taxable profit. The tax losses in PRC can be carried forward for five years to offset future taxable profit, and the period was extended to 10 years for entities qualified as HNTE in 2018 and thereafter. The tax losses of entities in the PRC and Japan will begin to expire in 2019, if not utilized. The tax losses in Hong Kong can be carried forward without an expiration date.

The Company evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company elects to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of and for the years ended December 31, 2017 and 2018, there was no significant impacts from tax uncertainty on the Company’s financial position and result of operations. The Company does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC subsidiaries. Accordingly, the PRC subsidiaries’ tax years of 2013 through 2018 remain open to examination by the respective tax authorities. The Company may also be subject to the examinations of the tax filings in other jurisdictions, which are not material to the consolidated financial statements.

In 2013, the Company accrued RMB581 million of withholding tax for the potential remittance of earnings from the PRC subsidiaries to their offshore parent companies in the form of dividend distribution, because the Company believes that the underlying dividends will be distributed in the future considering future merger and acquisition activities. The Company did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries during the years presented on the basis of its intent to permanently reinvest its foreign subsidiaries’ earnings. As of December, 31 2018, the total amount of undistributed earnings from the PRC subsidiaries for which no withholding tax has been accrued was RMB144.4 billion (US$21.0 billion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs in the PRC, undistributed earnings were insignificant as of each of the balance sheet dates.